EXHIBIT 1


                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned parties hereby agrees to file jointly a statement on Schedule 13G (including any amendments thereto) with respect to the Common Stock of ICO, Inc.

     The undersigned acknowledge that each shall be responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, but such party shall not be responsible for the completeness and accuracy of information concerning the other party unless such party knows or has reason to believe that such information is inaccurate.

     It is understood and agreed that a copy of this joint filing agreement shall be attached as an exhibit to the statement on Schedule 13G, and any amendments thereto, as filed on behalf of the undersigned parties.

Dated:  January 24, 2006

        /s/ James W. Sight
        -------------------
            James W. Sight


        CORSAIR CAPITAL PARTNERS, L.P.
        By:  Corsair Capital Advisors, L.L.C.,
                 General Partner

             By: /s/ Jay R. Petschek
                 ----------------
                     Jay R. Petschek, Managing Member


        CORSAIR CAPITAL INVESTORS, LTD.
        By:  Corsair Capital Management, L.L.C.,
                 Director

             By: /s/ Jay R. Petschek
                 ----------------
                     Jay R. Petschek, Managing Member


        CORSAIR CAPITAL PARTNERS 100, L.P.
        By:  Corsair Capital Advisors, L.L.C.,
                 General Partner

             By: /s/ Jay R. Petschek
                 ----------------
                     Jay R. Petschek, Managing Member



        CORSAIR CAPITAL MANAGEMENT, L.L.C.

        By: /s/ Jay R. Petschek
            ----------------
                Jay R. Petschek, Managing Member


        /s/ Jay R. Petschek
        -------------------
            Jay R. Petschek


        /s/ Steven Major
        ----------------
            Steven Major